Available-For-Sale Financial Assets	12 Months Ended
Mar. 31, 2018
Available-for-sale financial assets [abstract]
Available-For-Sale Financial Assets
17	AVAILABLE-FOR-SALE FINANCIAL ASSETS

	As At March 31
	2018	2017
	(in thousands)
Valuable Technologies Limited	$11,097	$11,097
LMB Holdings Limited	16,000	16,800
Valuable Innovations Private Limited	—	1,636
Cloudstream Media Inc	160	80
	$27,257	$29,613

Eros acquired an interest in Valuable Technologies Limited (“Valuable”) in the year ended March 31, 2009. Valuable manages and operates a number of companies within media and entertainment, technology and infrastructure. These companies include UFO Moviez, the leading provider of Digital projection solutions for cinemas in India, Boxtech which is involved with digital movie rentals, and Impact whose business is theatrical ticketing and sales data. As at March 31, 2018, Eros owns 7.21% of Valuable’s equity. In the year ended March 31, 2018, due to the range of potential outcomes in valuing Valuable, the Board was unable to give, with reasonable certainty, a fair value in the absence of detailed financial and/or valuation related information. Management has therefore held it at cost which equates to the fair value recognized in the year ended March 31, 2012.

Acacia Investments Holdings Limited (“Acacia”) is a dormant holding company and owns 24% of L.M.B Holdings Limited (“LMB”) which through its subsidiaries operates satellite television channels, such as B4U Music, B4U Movies and the Movie House Channel. As of March 31, 2018, and prior, the Group had no Board representation, no involvement in policy decision making, did not provide input in respect of technical know-how and had no material contract with LMB or its subsidiaries nor did they have the power to exert significant influence. In the year ended March 31, 2018, due to the range of potential outcomes in valuing LMB, the Board was unable to give, with reasonable certainty, a fair value in the absence of detailed financial and/or valuation related information. The range of potential outcomes for the investment was estimated using level 3 inputs, using guideline public companies method with revenue multiple. Considering recent losses incurred by LMB (based on available historical data), the management believes that an objective evidence of impairment exists as at reporting date. Accordingly, an impairment loss calculated using difference between maximum value in the range of potential outcomes and the carrying value of the investment amounting $ 800 have been recorded in the Statement of Income, within Other gains/ (losses), net.

In April 2010, Eros acquired a 1.27% interest in Valuable Innovations Private Limited (“Valuable Innovations”) at a total cost of $2,020. An entity related to Valuable Technologies, Valuable Innovations houses new technology and patents of the Valuable group entities and develops related products. During ended March 31, 2018, the Company recorded an impairment loss of $1,636 within profit or loss basis change in fair value of such investment. The fair value of the investment was estimated using level 3 inputs, wherein net asset value method is used as against income approach, as there are no revenue generating activities in Valuable Innovations.

Investments in these unquoted equity instruments are not held for trading. Instead, they are held for medium or long-term strategic purpose.